                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   (X)
Filed by a Party other than the Registrant   ( )

Check appropriate box:


( ) Preliminary Proxy Statement       ( ) Confidential, for Use of the
                                           Commission Only (as permitted
                                           By Rule 14a-6(e) (2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a-12

  ( ) Fee computed on table below per Exchange Act Rules 14a- OPTELECOM, INC.
               (Name of Registrant as Specified in its Charter)


     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the  appropriate box):

(X) No fee required

6(i) (4) and 0-11.

    1)  Title of each class of securities to which transactions applies:

    2)  Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)  Proposed maximum aggregate value of transaction:

    5)  Total fee paid:

( ) Fee paid previously with preliminary materials


( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2)  Form, Schedule, or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 27, 2000


TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of Optelecom, Inc. (the "Company") will be held April 27, 2000 at 1:00 PM local time at Quality Suites, 3 Research Court, Rockville, Maryland 20850 or at any adjournment thereof, for the following purposes:

     1. to elect Clyde A. Heintzelman and Pradeep Wahi as directors of the Company for a three-year term ending in 2003

     2. to elect David R. Lipinski as a director of the Company for a one-year term ending in 2001.

     3.   to approve the Optelecom, Inc. Employee Stock Purchase Plan

     4.   to approve the Optelecom, Inc. 2000 Non-Qualified Stock Option Plan

     5. to transact such other business as may properly come before the meeting

     Only stockholders of record at the close of business on March 1, 2000 will be entitled to notice of, and to vote at, the meeting. A list of stockholders as of such record date can be inspected by any stockholder for any purpose germane to the meeting during the ten days preceding the meeting. Any such inspection must be made at the Company's offices during normal business hours.


                              By Order of the Board of Directors


                              Howard E. Deutch
                              Secretary



Gaithersburg, Maryland
March 31, 2000

   -----------------------------------------------------------------------

                                  IMPORTANT -
                                  -----------

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE WHICH WILL REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.

   -----------------------------------------------------------------------

                                OPTELECOM, INC.
                               9300 Gaither Road
                            Gaithersburg, MD 20877
                    (Address of Principal Executive Office)


              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held April 27, 2000


                                    GENERAL
                                    -------

Solicitation of Proxies
-----------------------

     This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Optelecom, Inc. (the "Company") of proxies to be voted at an Annual Meeting of Stockholders. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

     The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is March 31, 2000.

Time and Place of Meeting
-------------------------

     The Annual Meeting of Stockholders will be held at Quality Suites, 3 Research Court, Rockville, Maryland 20850 on April 27, 2000 at 1:00 PM local time.

Voting and Revocation of Proxies
--------------------------------

     All shares of Common Stock, $0.03 par value (the "Common Stock") represented by effective proxies will be voted at the meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of all proposals. With respect to any other matter that may properly come before the meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

     The holders of 33-1/3% of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. (See Securities Entitled to Vote and Record Date for the number of shares outstanding
-------------------------------------------
and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting of Stockholders if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

     Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date
-------------------------------------------

     The Board of Directors has fixed the close of business on March 1, 2000 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date the Company had 2,060,293 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of February 22, 2000, the name and address of each person or group (other than directors of the Company) who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, the number of shares of Common Stock beneficially owned by each such person, and the percentage of the Company's outstanding Common Stock so owned.

Name and Address                                                      Amount and Nature of                     Percent
of Beneficial Owner                                                   Beneficial Ownership                    Of Class
-------------------                                                   --------------------                    --------
Joel D. Rosenthal                                                          118,000/(1)/                         5.73%
7620 Cabin Road
Cabin John, MD 20818
                                                                           -------                             ------
                                                  TOTAL                    118,000                              5.73%
                                                                           =======                             ======

_____________________
(1)  Sole power to dispose or direct the disposition of these shares.


                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of February 22, 2000 by each director, nominee for director and all directors and officers as a group.

                                                                 Shares of Common Stock                    Percent
Name of Beneficial Owner                                          Owned Beneficially/(1)/                  Of Class
------------------------                                         ------------------------                  --------
Clyde A. Heintzelman                                                      23,500/(2)/                        1.14%
Edmund D. Ludwig                                                         125,310/(2)(3)/                     6.08%
Carl Rubbo, Jr.                                                            6,000/(2)/                         *
Richard Kreter                                                            16,750/(2)/                         *
                                                                     ___________________                   _______
All directors and Executive Officers as a group (4 persons)              171,560/(1)(2)(3)/                  8.33%

* Less than 1%

(1) For purposes of this proxy statement "beneficial ownership" of a security exists when a person directly or indirectly has or shares "investment power", which includes the power to dispose or direct the disposition of such security, or "voting power", which includes the power to vote or direct the voting of such security.

(2) Includes shares of common stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of February 22, 2000. On that date Messrs. Heintzelman, Ludwig, Rubbo and Kreter held such options for the purchase of 13,500, 13,500, 6,000, and 10,500 shares respectively.

(3) Includes 11,999 shares held in trust by the Company for Mr. Ludwig and 23,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.

                      PROPOSAL 1 - ELECTION OF DIRECTORS
                      ----------------------------------

     Directors are divided into three classes. One class of directors is elected each year to serve for a term of three years and until successors are duly qualified.

     On February 17, 2000 Mr. Alex Karpinski, whose three-year term as a Director was scheduled to expire at the Annual Meeting of Stockholders in 2000, resigned from the Board of Directors. On March 27, 2000 Mr. Pradeep Wahi was appointed as a Director by the Board of Directors to replace Mr. Karpinski and has served since that time. The Board has nominated Mr. Wahi to serve on the Board for a three- year term until the Annual Meeting of Stockholders in 2003 and until his successor is elected.

     Mr. Clyde A. Heintzelman was appointed as a Director by the Board of Directors on December 7, 1998 and has served since that time. The Board has nominated Mr. Heintzelman to serve on the Board for a three-year term until the Annual Meeting of Stockholders in 2003 and until his successor is elected.

     Mr. David R. Lipinski was appointed as a Director by the Board of Directors on March 27, 2000 and has served since that time. The Board has nominated Mr. Lipinski to serve on the Board for a one-year term until the Annual Meeting of Stockholders in 2001 and until his successor is elected.

     The nominees have indicated that they are willing and able to serve as directors if elected. If the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by the management of the Company.

     Set forth in the table below is certain information regarding the nominee and each person whose term of office will continue after the meeting. Except as set forth therein and in the schedule of Security Ownership of Certain Beneficial Owners, to the knowledge of the Company, no person owns of record or beneficially more than five percent of the Company's Common Stock.

                                                                        Present Term   Year in Which
                                                                         Expires at     Service as a
          Name, Age, Position with the Company and                          Annual        Director
          Principal Occupation during Last 5 Years                        Meeting in        Began
          ----------------------------------------                        ----------        -----
          Clyde A. Heintzelman, 61 - President of NET2000                    2000            1998
          Communications, Inc. since November 1999, President and
          CEO of SAVVIS Communications, Inc from December 1998 to
          November, 1999; President and COO of Digex, Inc. from May
          1995 to September 1997; co-founder of CSI, Inc. and
          executive of that company from 1992 to 1995.

          David R. Lipinski, 48 - Executive Director - Corporate             2000            2000
          Development of Methode Electronics, Inc. since April,
          1996; Independent consultant in Corporate finance from
          June, 1995 to April, 1996; Vice President for Corporate
          Development for Comarco, Inc. from August, 1992 to June,
          1995

          Edmund D. Ludwig, 60 - President and Chief Executive               2001            1980
          Officer of the Company since January 1991.

          Richard Kreter, 54 - Managing Partner of Kreter &                  2002            1999
          Associates from 1983 to present.

          Carl Rubbo, Jr., 40 - Vice President and CFO of Capital            2002            1999
          Programs Management, Inc. since August 1999; Vice
          President of Branch Banking & Trust Company and Senior
          Vice President of Franklin National Bank from May 1996 to
          August 1999; Senior Vice President of Chevy Chase Federal
          Savings Bank from 1994 to May 1996.

          Pradeep Wahi, 49 - President and Chief Executive Officer           2000            2000
          of Antenna Research Associates, Inc. since September, 1989

Required Stockholder Vote
-------------------------

     The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

     The Board of Directors recommends a vote FOR this proposal.


             PROPOSAL 2 - APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN
             -----------------------------------------------------


     The Board of Directors has adopted the Optelecom, Inc.. Employee Stock Purchase Plan (the "Purchase Plan") and directed that the Purchase Plan be submitted to a vote of the stockholders at the Annual Meeting. If approved by the stockholders, the Purchase Plan will become effective May 1, 2000. On February 22, 2000, the closing sale price reported on the NASDAQ Stock Market for a share of the Common Stock was $21.00. A copy of the Purchase Plan is attached to this proxy statement as Exhibit A. The description contained herein is qualified in its entirety by reference to the complete Purchase Plan. The Board of Directors recommends a vote For this proposal.

Purpose
-------

     The purpose of the Purchase Plan is to provide eligible employees of the Company and its subsidiaries with a method to acquire a proprietary interest in the Company through the purchase of shares of its Common Stock by payroll deduction at a discount and thus to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

Administration
--------------

     The Purchase Plan will be administered by the Compensation Committee of the Board of Directors (the Committee). Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan and to make such uniform rules as may be necessary to carry out its provisions.

Eligibility and Number of Shares
--------------------------------

     Up to 200,000 shares of Common Stock of the Company are available for distribution under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock. Shares delivered pursuant to the Purchase Plan may be acquired by purchase for the accounts of participants on the open market or in privately negotiated transactions by the Company or by a registered securities broker/dealer selected by the Company, by direct issuance from the Company (whether newly issued or treasury shares) or by any combination thereof.

     Any employee of the Company or, under certain circumstances, a subsidiary of the Company (including officers and any directors who are also employees) will be eligible to participate in the Purchase Plan for any Offering that begins on any January 1, March 1, July 1, or October 1 after the employee has completed at least 12 months of continuous service.

     Any eligible employee may elect to become a participant in the Purchase Plan by filing an enrollment form in advance of the Offering to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Offering period and continuing until the employee modifies his or her authorization, withdraws from the Purchase Plan, or ceases to be eligible to participate.

     No employee may participate in the Purchase Plan if he or she would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     The Company currently has approximately 64 employees who are eligible to participate in the Purchase Plan.

     Participation
     -------------

     An eligible employee who elects to participate in the Purchase Plan will authorize the Company to make payroll deductions of a specified fixed dollar amount or whole percentage from 1% to 15% of the employee's gross cash compensation as defined in the Purchase Plan. A participant may, on January I or July 1, direct the Company to increase or decrease the amount of deductions (within those limits) or make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of an Offering period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be paid to the participant in cash within 30 days. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Offering period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Offering period.

     Amounts withheld under the Purchase Plan will be held by the Company as part of its general assets until the end of the Offering period and then applied to the purchase of Common Stock of the Company as described in the Purchase Plan. No interest will be credited to a participant for amounts withheld.

Purchase of Stock
-----------------

     As of the last day of each Offering period, the amounts withheld for a participant in the Purchase Plan will be used to purchase shares of Common Stock of the Company. The purchase price of each share will be equal to 85% of the lesser of the Fair Market Value (as defined in the Purchase Plan) of a share of Common Stock on either the first or last day of the Offering period. All amounts so withheld will be used to purchase the number of shares of Common Stock that can be purchased with such amounts at such price, unless the participant has properly notified the Company that he or she elects to receive the entire amount in cash. If some or all of such shares are acquired for the accounts of participants on the open market or in privately negotiated transactions, the Company will pay any brokerage fees and expenses in addition to the funds available from participants' payroll deductions.

     No more than $25,000 in Fair Market Value of shares of Common Stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of the Company and any subsidiary of the Company by any participant for each calendar year.

     If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares. Any amount not used to purchase shares of Common Stock will be refunded to the participant in cash.

     As of the ending date of each Offering, each participant shall be deemed to have elected to purchase, the maximum number of whole shares that may be purchased with his or her payroll deduction account, unless the Committee has received timely and proper notice of a withdrawal. The shares purchased will be credited to the brokerage account. Any cash remaining in the participant's payroll deduction account that is not applied toward the purchase of shares shall be carried forward and applied in subsequent offerings. No participant shall have any rights of a stockholder with respect to any shares until the shares have been purchased in accordance with the Purchase Plan. Any cash dividends paid on shares credited to the brokerage account shall be automatically applied to purchase, at Company expense, additional shares from the Company at the fair market value of such shares as of the business day immediately preceding the date of purchase, or on the open market at the market price at the time of purchase, and such additional shares shall be credited to the brokerage account.

     A participant may receive all, but not less than all, the shares of Common Stock in his or her brokerage account at any time by completing a written request therefor and filing it with the Committee.

Death, Disability, Retirement or Other Termination of Employment
----------------------------------------------------------------

     If the employment of a participant terminates for any reason, including death, disability or retirement, the amounts previously withheld will be returned to the participant or beneficiary, as the case may be, and the participant's interest in the brokerage account will be liquidated as described in the Purchase Plan.

Rights Not Transferable
-----------------------

     The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

Amendment or Modification
-------------------------

     The Board of Directors may at any time amend the Purchase Plan in any respect which shall not adversely affect the rights of participants pursuant to shares previously acquired under the Purchase Plan, provided that approval by the stockholders of the Company is required to increase the number of shares to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and similar transactions).

Termination
-----------

     The Purchase Plan shall terminate at the earliest of the following: (a) the date of the filing of a "Statement of Intent to Dissolve" by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations affiliated with the Company; or (b) the date the Board of Directors acts to terminate the Purchase Plan; or (c) the date when all the shares that were reserved for issuance under the Purchase Plan have been purchased. Prior to termination of the Purchase Plan, the Company may change the ending date of a pending Offering. Upon termination of the Purchase Plan, the Company shall refund to each participant the remaining amount credited to each participant's payroll deduction account after all purchases have been made.

Federal Tax Considerations
--------------------------

The following discussion is intended to provide an overview of the U.S. federal income tax laws that are generally applicable to the Purchase Plan as of the date of this proxy statement. People or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future.
This discussion is not to be construed as tax advice.

     Payroll deductions under the Purchase Plan will be made on an after-tax basis. Participants will not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares acquired under the Purchase Plan or the death of the participant. Participants who hold their shares for more than 24 months after the end of the Offering period or die while holding their shares will recognize capital gains in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares on the last day of the Offering period over the purchase price paid by the participant. If the 24-month holding period has been satisfied when the participant sells the shares or if the participant dies while holding the shares, the Company will not be entitled to any deduction in connection with the transfer of such shares to the participant.

     Participants who dispose of their shares within 24 months after the shares were purchased will be considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally will be entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

     Participants will have a basis in their shares equal to the purchase price of their shares plus any amount that must be treated as ordinary income at the time of disposition of the shares. Any additional gain or loss realized on the disposition of shares acquired under the Purchase Plan will be capital gain or loss.

Recommendation by Board of Directors
------------------------------------

     The Board of Directors recommends that stockholders vote YES on this proposal. The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting will be required for adoption of the proposal.

PROPOSAL 3 - APPROVAL OF OPTELECOM, INC. 2000 NON-QUALIFIED STOCK OPTION PLAN
-----------------------------------------------------------------------------

     The Board of Directors has adopted the Optelecom, Inc. 2000 Non-Qualified Stock Option Plan (the "Stock Option Plan") and directed that the Stock Option Plan be submitted to a vote of the stockholders at the Annual Meeting. If approved by the stockholders, the Stock Option Plan will become effective April 1, 2000. On February 22, 2000, the closing sale price reported on the NASDAQ Stock Market for a share of the Common Stock was $21.00. The Board of Directors recommends a vote For this proposal.

     The Board of Directors believes that the continued success of the Company depends upon its ability to attract and retain highly qualified and competent key employees and that stock options and other awards enhance that ability and provide motivation to employees to advance the interest of the Company and its stockholders. The Company expects to issue options and Restricted Stock awards under the Stock Option Plan in the ordinary course of business to attract, retain and motivate employees as it deems such issuance to be appropriate. The Board of Directors believes that the shares authorized for issuance under the Stock Option Plan are necessary to facilitate the Company's growth. The Company's only other employee stock option plan, the Optelecom, Inc. 1991 Stock Option Plan, will terminate on December 31, 2000.

     The following summary of certain features of the Stock Option Plan is qualified in its entirety by reference to the full text thereof, which is set forth in Appendix B attached hereto.

Generally
---------

     The Stock Option Plan is a flexible plan that will provide the Compensation Committee ("Committee") broad discretion to fashion the terms of awards to provide employees with such stock-based incentives as the Committee deems appropriate. It will permit the issuance of awards in the form of (i) Non-Qualified Stock Options ("NQSOs" or "Options") and (ii) Restricted Stock.

Administration
--------------

     The Stock Option Plan will be administered by the Compensation Committee which consist of not less than three non-employee directors of the Company (notwithstanding the above, at any time that the Company has less than three non-employee directors, the Committee will consist of such lesser number of non-employee directors). Subject to the express provisions of the Stock Option Plan, the Committee will have sole discretion and authority to determine from among eligible employees those to whom and the time or times at which (i) Options may be granted and the number of shares of Stock that will be subject to each Option, and/or (ii) Restricted Stock will be granted and the number of such shares that will be granted to each such employee and all other terms and conditions related to such Restricted Stock. Subject to the express provisions of the Plan, the Committee will also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Stock Option Agreement and Restricted Stock Award Agreement, and to make all other determinations necessary or advisable in the administration of the Plan

Eligibility
-----------

     In general, all full-time employees of the Company or any subsidiary of the Company are eligible to receive awards under the Stock Option Plan.

Number of Shares Available
--------------------------

     The Stock Option Plan provides for the grant of up to 300,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under the Stock Option Plan. In the event of a stock dividend, stock split, recapitalization or similar event, the Committee will equitably adjust the aggregate number of shares subject to the Stock Option Plan and the number, class and price of shares subject to awards that are outstanding.

Amendment and Termination
-------------------------

     The Stock Option Plan may be amended, modified or terminated by the Board of Directors, except that certain amendments relating to SEC rulings, NASDAQ or other securities exchange requirements, changes in eligibility, increases in the number of shares, or reduction of the minimum option price, require stockholder approval. Unless earlier terminated by the Board of Directors or stockholders, the Stock Option Plan will terminate on March 31, 2010.

                      Awards Under the Stock Option Plan
                      ----------------------------------

Options
-------

     All Stock Options granted under the Plan will be Non-qualified Stock Options. The Committee in its discretion will determine the number of shares of Common Stock subject to Options to be granted to each participant. Options granted under the Stock Option Plan will provide for the purchase of Common Stock at prices determined by the Committee, but in any event not less then 50% of the fair market value thereof on the date the Stock Option is granted. However, if the Committee grants a Stock Option at a price less than 85% of its fair market value on the specified date, the Committee shall include in the minutes of the meeting at which it approved such grant, or in the written consent of the Committee which evidences the approval of the grant, its reasons for selecting such lesser Option price.

     If the Option is granted pursuant to Article VII of the Stock Option Plan (see Options Linked to Performance Incentives below) the exercise price will be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

     Each Option will expire at the earlier of (a) the date five (5) years after the date of grant, (b) thirty (30) days after an Optionee's employment is terminated as a result of a layoff; (c) the first date when the Optionee is no longer an employee of the Company or any Subsidiary by reason of his or her voluntary termination; or (d) the date notice is given to an Optionee that he or she is being terminated for cause. A termination will not be deemed voluntary if it results from the employee's death or disability. For purposes of this Plan, "disability" means a medically-determinable physical or mental impairment which can be expected to result in death or has lasted (or can be expected to last) for a continuous period of not less than 12 months and which renders the Optionee unable to reasonably perform those functions for the Company (or any Subsidiary) for which he or she was responsible immediately prior to such disability.

     Stock Options are exercisable in installments as follows: (i) commencing with the date one year from the granting of an Option, to the extent of 25% of the total number of shares subject to the Option; (ii) commencing with the date two years from the granting of an Option, to the extent of an additional 25% of the total number of shares subject to the Option; (iii) commencing with the date three years from the granting of an Option, to the extent of an additional 25% of the total number of shares subject to the Option; and (iv) commencing with the date four years from the granting of the Option, to the extent of the remaining 25% of the total number of shares subject to the Option. To the extent not exercised, installments accumulate and are exercisable, in whole or in part, in any subsequent period. The Committee may in its sole discretion waive any or all of the time periods for exercise of Options or provide for different exercise times, whether more or less stringent. Such waivers or variations will be for individual cases as the Committee determines, and no waiver or variance will be deemed precedent for any other Option. In no event will any Option be exercisable more than five years from the date it is granted.

     No Option can be transferred by the Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option is exercisable only by him or her.

Options Linked to Performance Incentives
----------------------------------------

     The Committee has the right, from time to time, to establish individual performance programs that are linked to Options under the Stock Option Plan. Each performance program will contain the following elements:

     (a)  It shall be in writing.

     (b)  It shall state specific goals for that employee.

     (c) It shall state the beginning and ending date of the performance measurement period.

     (d) It shall state the number of shares related to accomplishment of each goal.

     (e) At the end of the performance measurement period, management will evaluate the employee's performance and determine what percent of each goal the employee has accomplished. Management will apply each such percentage to the number of shares related to such goal.

     (f) The Committee shall grant an Option to the employee based on management's evaluation as set forth in items (d) and (e) above.

     (g) The Stock Option Agreement will be identical to all other Stock Option Agreements issued pursuant to the Plan except that the exercise price will be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

Restricted Stock
----------------

     The Committee may, from time to time, grant Restricted Stock to employees of the Company or its subsidiaries. Each grant of Restricted Stock will be evidenced by a written Restricted Stock Award Agreement between the participant and the Company setting forth the terms and conditions of the grant as determined by the Committee, in its discretion, to be necessary or desirable. Terms may include a requirement for payment by the participant to the Company for the Restricted Stock that is granted.

     Each grant of Restricted Stock will be subject to restrictions, determined by the Committee in its discretion, for a period of at least one (1) year (the "Restricted Period"). Such restrictions may include only the requirement of continued employment or may include other financial performance-based criteria established by the Committee. The Restricted Stock will be forfeitable (and all rights of the participant in the Restricted Stock will terminate) unless the participant has remained a full-time employee of the Company or any of its subsidiaries until the expiration of the Restricted Period and any other conditions prescribed by the Committee are met. However, the Committee may, after a grant, in its discretion, shorten the Restricted Period or waive any condition to the lapse of the restrictions. The Restricted Stock Award Agreement may, at the discretion of the Committee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of the participant's employment by reason of his or her death, disability, retirement or discharge without cause.

     During the Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of Restricted Stock, except as follows. Cash dividends will be paid either in cash or in Restricted Stock, as the Committee determines. In addition, the Restricted Stock may not be transferred, assigned or encumbered unless and until all restrictions have lapsed. The Restricted Stock will be forfeited to the Company if all conditions to the lapse of the restrictions have not been met or waived at or prior to the expiration of the Restricted Period.

Changes in Control
------------------

     Upon the occurrence of certain change in control events (i) all Stock Options outstanding will become immediately exercisable and (ii) all restrictions on Restricted Stock will immediately lapse.

                           Federal Tax Consequences
                           ------------------------

The following discussion is intended to provide an overview of the U.S. federal income tax laws that are generally applicable to the Stock Option Plan as of the date of this proxy statement. People or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future.
This discussion is not to be construed as tax advice.

Stock Options
-------------

     There are generally no federal tax consequences either to the employee receiving an NQSO (the "Optionee") or to the Company upon the grant of an NQSO. On exercise of an NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a NQSO will generally result in a capital gain or loss for the Optionee, but will have no tax consequences for the Company.

Restricted Stock
----------------

     The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the Restricted Stock (whether received as a grant or as a dividend), less any amount paid for such Restricted Stock, at the time when the participant's rights with respect to such Restricted Stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Code, to be taxed on the Restricted Stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant.

     The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Common Stock during the limitation period.

     No awards have been made under the Stock Option Plan as of the date of this Proxy Statement. It is not possible to determine the benefits or amounts that will be received by any persons or groups of persons under the Stock Option Plan or that would have been received had it been in effect during the last fiscal year.

Recommendation by Board of Directors
------------------------------------

     The Board of Directors recommends that stockholders vote YES on this proposal. The affirmative vote of the holders of a majority of the shares of Common Stock voting at the Annual Meeting will be required for adoption of the proposal.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES
                   -----------------------------------------

     The Board of Directors held 16 meetings during 1999 and all directors attended at least 75% of such meetings. The Board of Directors does not have a nominating committee.

Compensation Committee
----------------------

     The duties of the Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. The current members of the Compensation Committee are Mr. Clyde Heintzelman, Mr. Richard Kreter and Mr. Carl Rubbo, Jr. Mr. Kreter has been the Chairman since August 23, 1999. The Compensation Committee met three times during 1999.


                       Compensation Committee Report on
                            Executive Compensation

To the Stockholders
Optelecom, Inc.

Compensation Philosophy

     The Company's philosophy is that total compensation for its Chief Executive Officer ("CEO") and other executives should be established by the same process used for its other salaried employees, except that: (1) executives should have a greater portion of their compensation at risk than other employees, (2) a larger portion of executive compensation should be tied directly to the performance of the business and (3) executives should share in the same risks and rewards as do stockholders of the Company.

     The Company also believes that executive compensation should be subject to objective review. For this reason, the Compensation Committee of the Board of Directors ("Committee") has been established. The Committee is comprised of three directors, none of whom are employees or former employees of the Company. The Committee's role is to assure that the compensation strategy of the Company is aligned with the interests of the stockholders, and that the Company's compensation structure will allow for fair and reasonable base salary levels and the opportunity for senior executives to earn short-term and long-term compensation that reflects both Company and individual performance as well as industry practice. The Committee has, from time to time, utilized the expertise of independent compensation consultants in discharging its responsibilities.

     It is the Company's practice to set total compensation targets for each executive at levels equivalent to the median (50/th/ percentile) of comparable electronic technology and general industry companies of similar size, as measured by annual revenues.

Compensation Programs and Policies
----------------------------------

     The Company's executive compensation programs are designed to motivate, retain and reward executives who are successful in helping the Company achieve its business objectives. The Company operates in a growing industry characterized by increasingly demanding technology and highly competitive global operating environments. Executives compensation programs of the Company are designed to address these considerations.

     For the CEO and other executive officers, base salary is determined by the level of job responsibility, the competitiveness of the executive's salaries to the external marketplace and the degree to which established objectives have been achieved.

     Based on these factors and the recent financial performance of the Company, the committee decided that the compensation provided to the CEO was appropriate.

Salary
------

     The CEO's base salary for 1999 was $150,000 and there was no additional compensation.


Audit Committee
---------------

     The Audit Committee was established in February of 1998. This Committee is charged with the responsibility for:

     1. Reviewing the annual financial report to shareholders and the annual report (Form 10-K) filed with the Securities and Exchange Commission;

     2.  Reviewing the quarterly reporting process;

     3.  Overseeing the monitoring of the Company's system of internal controls;

     4. Recommending annually to the Board of Directors the selection of the Company's independent auditors;

     5. Determining the independent auditors' qualifications including the firm's membership in the SEC practice section of the AICPA and compliance with that organization's requirements for peer review and independence;

     6.  Reviewing annually the audit plans of the independent auditors;

     7. Meeting with the independent auditors at the completion of their annual examination to review their evaluation of the financial reporting and internal controls of the Company and any changes required in the originally planned audit program;

     8.  Reviewing the reports on examinations by regulatory authorities;

     9. Monitoring the Company's policies and procedures for the review of expenses and perquisites of selected members of senior management;

     10. Performing any special reviews, investigations or oversight responsibilities required by the Board of Directors; and

     11. Reporting to the Board of Directors on the results of the activities of the Committee.

     The current members of the Audit Committee are Mr. Kreter and Mr. Carl Rubbo. During 1999 the members of the Audit Committee were Mr. Carl Rubbo and Mr. Alex Karpinski. In 1999 Mr. Karpinski was Chairman of the Committee. Mr. Rubbo has been the Chairman since August 23, 1999. The Audit Committee met two times during 1999

                          SUMMARY COMPENSATION TABLE

     The following table shows a three-year history of the compensation of the Company's Chief Executive Officer, who was the only executive officer of the Company (the "Named Executive") serving as such as of the end of 1999 whose total salary and bonus for the year ended December 31, 1999 was in excess of $100,000 for services rendered in all capacities for such year.

                                           Summary Compensation Table
                                                                                Long-term
                                   Annual Compensation                        Compensation
                                  -----------------------------------------------------------
                                                                               Securities
Name and Principal          Year   Salary     Bonus        Other Annual        Underlying          All Other
 Position                                                  Compensation        Options (#)        Compensation
-----------------------------------------------------------------------------------------------------------------
Edmund Ludwig, President,   1999  $150,720      -0-            -                       -                   -

Chief Executive Officer     1998   147,433  $34,000/(1)/       -                       -                   -
and Director                1997   133,613   30,000/(1)/       -                  12,000              $6,810
-----------------------------------------------------------------------------------------------------------------

(1)  Bonus paid for the prior fiscal year-end results.

      AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES
      -------------------------------------------------------------------

     The Company did not grant any stock options to the Named Executive during 1999. The following table shows information regarding the stock options exercised by the Company's Named Executive during 1999 and the number and value of unexercised stock options at December 31, 1999. The value of unexercised stock options is based on the closing price of $4.125 per share of common stock on December 31, 1999, the last trading day of 1999.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

                                                            Number of Securities Underlying          Value of Unexercised
                                                                 Unexercised Options at            In-the-Money Options at
                                                                 December 31, 1999 (#)              December 31, 1999 ($)
                          Shares Acquired        Value
Name                      on Exercise (#)      Realized      Exercisable      Unexercisable     Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Edmund Ludwig                   0                 $0            9,000             9,000             $0                $0

1996 Directors Stock Option Plan
--------------------------------

     On May 17, 1995 the Board of Directors approved the 1996 Directors Stock Option Plan (the "1996 Directors Plan") under which each non-employee director who attends a Board meeting is granted as remuneration for attendance at such Board meeting, an option to purchase 500 shares of common stock at the fair market value of the Common Stock (750 shares after giving effect to the 1997 50% stock dividend) on the date of such Board meeting.

     At December 31, 1999 options to purchase 103,500 shares were outstanding under the 1996 Directors Plan at an average exercise price of $5.47 per share. No options were exercised during 1999.

Employment Contracts
--------------------

     Mr. Edmund D. Ludwig is compensated pursuant to an employment agreement that expires December 31, 2000. The agreement continues for successive one-year periods thereafter unless terminated by either party upon at least on 60 days notice. Under terms of the agreement, the Board of Directors establishes Mr. Ludwig's salary each year for the succeeding year. The agreement provides that if Mr. Ludwig dies, the Company will pay his estate one year's salary. Mr. Ludwig was elected President and Chief Executive Officer on January 1, 1991.

Five Year Performance Comparison
--------------------------------

     The following graph compares the cumulative total shareholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return on the NASDAQ US Index, the S&P 500 Index and the NASDAQ Telecom Index. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's stock.

                             [GRAPH APPEARS HERE]


               12/31/95  12/31/96     12/31/97     12/31/98     12/31/99
               --------  --------     --------     --------     --------
NASDAQ US        100    123.0396384  150.7532395  212.5669177  393.3831828
S&P 500          100    123.2936879  164.575408   211.9708376  436.3223306
NASDAQ TELECOM   100    101.7221246  149.2595023  247.1217958  437.2614285
OPTC             100    300.0545554  531.9148936  153.4369885  225.0409165

                                 MISCELLANEOUS
                                 -------------

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASD. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 4 were required, the Company believes that during 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

Accountants
-----------

     The Board of Directors has selected Deloitte & Touche LLP as independent public accountants for the Company for the year ending December 31, 2000. Deloitte & Touche LLP has served as independent public accountants for the Company since October 20, 1995. To the knowledge of the Company, at no time has Deloitte & Touche LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

     The selection of Deloitte & Touche LLP was based on the recommendation of the Audit Committee, which is composed wholly of outside directors. The Audit Committee meets periodically with the Company's Chief Financial Officer and independent public accountants to review the scope and results of the audit function and the policies relating to audit scope and estimated fees for the coming year.

     The Company anticipates that a representative of Deloitte & Touche LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Nominations, Other Business and Deadline for Stockholder Proposals
------------------------------------------------------------------

     Under an amendment to the Company's By-Laws adopted in February, 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures.
A stockholder may nominate a candidate for election as a director at an Annual Meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year's Annual Meeting, except that if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company's notice of the meeting is first given or announced publicly. With respect to a Special Meeting called to elect directors because the election of directors is not held on the date fixed for the Annual Meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company's notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

     The By-Laws also provide that no business may be brought before an Annual Meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may bring business before an Annual Meeting only by delivering notice to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an Annual Meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement under SEC Rule 14a-8.

      A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

                                                                       EXHIBIT A

                                OPTELECOM, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                        ARTICLE I - PURPOSE OF THE PLAN

     The Company has established this Plan to provide eligible employees of the Company and its Subsidiaries with a method to acquire a proprietary interest in the Company through the purchase of shares of its Common Stock by payroll deduction at a discount and thus to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and shall be construed and operated consistently with the requirements of that Section.

                            ARTICLE 2 - DEFINITIONS

     2.1 "Beneficiary" means the person designated by the Participant on a form provided by and acceptable to the Committee to receive the Participant's Payroll Deduction Account in the event of his death. In the absence of any such designation, "Beneficiary" shall mean the Participant's estate.

     2.2 "Board" means the Board of Directors of the Company.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended.

     2.4 "Commencement Date" means the January 1, April 1, July I or October 1, as the case may be, on which a particular Offering begins.

     2.5 "Committee" means the Compensation Committee of the Board of Directors.

     2.6 "Company" means Optelecom, Inc.

     2.7 "Designated Person" means the person designated by the Committee to receive any forms or agreements required or permitted under the Plan. More than one person may be designated by the Committee. Different persons may be designated for different forms or agreements. The Designated Person may be an individual or an entity. The Committee shall notify Participants in writing of the identity of each Designated Person and the forms or agreements to be sent to each such person.

     2.8 "Effective Date" means April 1, 2000.

     2.9 "Ending Date" means the March 31, June 30, September 30 or December 31, as the case may be, on which a particular Offering concludes.

     2.10 "Enrollment Agreement" means the enrollment form acceptable to the Committee that a Participant who wishes to participate in the Plan must submit to the Designated Person prior to the Commencement Date.

     2.11 "Offering" means each three (3) consecutive month offering period for the purchase and sale of Shares under the Plan.

     2.12 "Participant" means an employee who has satisfied the eligibility requirements of Article 3 and who has complied with the requirements of Article 4.

     2.13 "Pay" means and includes (i) a Participant's regular salary or earnings; (ii) a Participant's overtime pay; and (iii) bonuses designated by the Committee as being eligible to be used to purchase Shares under this Plan. "Pay'' shall not include any other compensation, taxable or otherwise, including without limitation moving/relocation expenses, imputed income, option income, tax-gross-ups and taxable benefits.

     2.14 "Payroll Deduction Account" shall mean the Company's bookkeeping entry that reflects the amount deducted from each Participant's Pay for the purpose of purchasing Shares under the Plan, reduced by amounts refunded to the Participant and amounts applied to purchase Shares hereunder. Amounts deducted from each

Participant's Pay may be commingled with the general funds of the Company. No interest shall be paid or allowed on a Participant's payroll deductions.

     2.15 "Plan" means the Optelecom, Inc. Employee Stock Purchase Plan.

     2.16 "Purchase Price" means the price per Share as set forth in Article 6 paid by a Participant to acquire Shares hereunder.

     2.17 "Shares" means shares of the Company's common stock.

     2.18 "Subsidiaries" means any present or future domestic or foreign corporation that would be a "subsidiary corporation" of the Company as that term is defined in Section 424(f) of the Code.

     2.19 "Withdrawal" means a Participant's election to withdraw from an Offering pursuant to Article 11.

                            ARTICLE 3 - ELIGIBILITY

     Any employee of the Company or any of its Subsidiaries shall be eligible to participate in the Plan as of the Commencement Date coinciding with or next following the completion of twelve (12) consecutive months of employment following his date of hire. For the purpose of determining an employee's initial eligibility, an employee's period of employment with any business entity, the assets, business or stock of which has been acquired, in whole or in part by the Company or any of its Subsidiaries through purchase, merger or otherwise ("Acquired Business"), shall be taken into account. An employee's period of employment with the Company, any of its Subsidiaries, or any Acquired Business prior to the Effective Date shall be taken into account. If an employee terminates employment with the Company or any of its Subsidiaries for any reason and is later rehired, such employee, regardless of whether he is eligible to participate in the Plan prior to his termination, shall be treated as a new employee and will be eligible to participate in the Plan as of the Commencement Date coinciding with or next following the completion of twelve
(12) consecutive months of employment following his date of rehire. For purposes of this Article, an employee's employment with the Company or any of its Subsidiaries shall not be considered interrupted or terminated in the case of a leave of absence or suspension, provided that such leave is approved by the Company or the employee's reemployment with the Company or any of its Subsidiaries upon the expiration of such leave is guaranteed by contract or statute.

                           ARTICLE 4 - PARTICIPATION

     An eligible employee may become a Participant by completing an Enrollment Agreement provided by the Company and filing it with the Designated Person prior to the deadline set by the Committee that precedes the Commencement Date of the Offering to which it relates. Participation in one Offering under the Plan shall neither limit, nor require, participation in any other Offering; provided, however, that at the conclusion of each Offering, the Company shall automatically re-enroll each Participant in the next Offering at the same rate of payroll deduction, unless the Participant has advised the Designated Person otherwise in a written form acceptable to the Committee.

                             ARTICLE 5 - OFFERINGS

     Each Offering shall be for three (3) consecutive months. The first Offering shall commence on April 1, 2000 Thereafter, Offerings shall commence on each subsequent July 1, October 1 January 1, and April 1, and shall continue until the Plan is terminated in accordance with Section 15.5.

                          ARTICLE 6 - PURCHASE PRICE

     The "Purchase Price" per Share pursuant to an Offering shall be the lesser of (a) 85% of the fair market value per Share on the Commencement Date of such Offering or, if the Commencement Date is not a business day, the nearest subsequent business day; or (b) 85% of the fair market value of such Share on the Ending Date of such Offering or, if the Ending Date is not a business day, the nearest prior business day. "Fair market value" for this purpose shall mean the closing price as reported on the National Association of Securities Dealers Automated Quotation National Market System (the "NASDAQ-NMS") or, if the Shares are not reported on the NASDAQ-NMS, on the stock exchange, market, or system on which the Shares are traded as reported that is designated by the Committee as controlling for purposes of the Plan. In the event shares are not so traded or reported, no purchase shall be made and each Participant's interest in the amount credited to the Payroll Deduction Account shall be returned to each Participant without interest.

                  ARTICLE 7 - LIMITATIONS ON SHARE OWNERSHIP

     7.1 The maximum number of Shares that a Participant may acquire during an Offering shall be the amount credited to such Participant's Payroll Deduction Account as of the Ending Date of such Offering, divided by the Purchase Price per Share.

     7.2 The maximum, aggregate number of Shares that will be offered under the Plan is two hundred thousand (200,000). If, as of any Ending Date, the total number of Shares to be purchased exceeds the number of Shares then available under this Article (after deduction of all Shares that have been previously purchased under the Plan), the Committee shall make a pro rata allocation of the Shares that remain available in as nearly a uniform manner as shall be practicable and as it shall determine, in its sole judgment, to be equitable.
In such event, any amount credited to each Participant's Payroll Deduction Account that remains after purchase of such reduced number of Shares shall be refunded as soon as reasonably practicable, and no further payroll deductions or Offerings shall occur under this Plan unless and until additional shares are authorized.

     7.3 Notwithstanding anything herein to the contrary, the maximum number of Shares that may be purchased by any Participant as of any Ending Date shall be reduced to that number which, when the voting power or value thereof is added to the total combined voting power or value of all classes of shares of capital stock of the Company and its Subsidiaries the person is already deemed to hold (excluding any number of Shares which such person would be entitled to purchase under the Plan), is one share less than five percent (5%) of the total combined voting power or value of all classes of shares of capital stock of the Company and its Subsidiaries. For purposes of the foregoing, the rules of Section 424(d) of the Code shall apply. In addition, no Participant shall be allowed to purchase Shares as of any Ending Date to the extent such purchase would cause the sum of the fair market value of all Shares purchased by such Participant under this Plan and any other plan qualified under Code Section 423 during the calendar year during which such Ending Date occurs to exceed $25,000. For purposes of the preceding sentence, "fair market value" shall be the value as of the date of grant of each such Offering and the rules of Section 423(b)(8) of the Code shall apply.

                        ARTICLE 8 - PAYROLL DEDUCTIONS

     8.1 At the time the Enrollment Agreement is filed with the Designated Person and for so long as a Participant participates in the Plan, each Participant may authorize the Company to make payroll deductions of either (a) a fixed dollar amount per pay period, or (b) a whole percentage (in 1% increments) of Pay per pay period; provided, however, that no payroll deduction shall exceed 15% of Pay per pay period. The Committee, in its discretion, may establish from time to time a minimum fixed dollar deduction that a Participant must authorize under this Plan; provided, however, that a Participant's existing rights under any Offering that has already commenced may not be adversely affected thereby.

     8.2 The amount of each Participant's payroll deductions shall be credited to his Payroll Deduction Account. No interest or other amount shall be credited to a Payroll Deduction Account.

     8.3 Commencing with respect to the first payroll period beginning on or after the Plan's Effective Date, a Participant's authorized payroll deductions shall be deducted from each paycheck paid during an Offering and shall continue until changed by the Participant or by amendment or termination of this Plan. A Participant may elect to increase or decrease his authorized payroll deductions effective as of January I or July I of each year upon prior notice acceptable to the Company. Except for a Withdrawal and discontinuance of payroll deductions permitted under this Plan, no change in payroll deductions may be effective on a date other than January I or July 1, including without limitation, any change in the amount or rate of payroll deductions during an Offering.

     8.4 With respect to each payroll period during an Offering, a Participant's authorized payroll deductions shall be deducted from Pay only after all other discretionary and nondiscretionary payroll deductions attributable to such Participant have first been deducted from Pay for such period. To the extent a Participant's Pay after such discretionary and nondiscretionary payroll deductions have been deducted is less than the Participant's authorized payroll deductions hereunder, the Participant's remaining Pay, if any, shall be credited on his behalf to the Payroll Deduction Account and the difference between the authorized and actual deduction shall be disregarded and never deducted from payroll or credited to the Payroll Deduction Account.

                        ARTICLE 9 - PURCHASE OF SHARES

     9.1 As of the Ending Date of each Offering, each Participant shall be deemed to have elected to purchase at the Purchase Price, the maximum number of whole Shares that may be purchased with such Participant's Payroll Deduction Account in accordance with the terms of this Plan, unless the Designated Person has received timely and proper notice of a Withdrawal. The Shares purchased hereunder will be credited to the Brokerage Account. Any cash remaining in the Participant's Payroll Deduction Account that is not applied toward the purchase of Shares shall be carried forward and applied in subsequent Offerings. No Participant shall have any rights of a stockholder with respect to any Shares until the Shares have been purchased in accordance herewith. Shares purchased hereunder may be acquired by purchase for the accounts of participants on the open market or in privately negotiated transactions by the Company or by a registered securities broker/dealer selected by the Company (the "Agent"), by direct issuance from the Company (whether newly issued or treasury shares) or by any combination thereof, at the option of the Committee.

     9.2 Any cash dividends paid on Shares credited to the Brokerage Account shall be automatically applied to purchase, at Company expense, additional Shares from the Company at the fair market value (as defined in Article 6) of such Shares as of the business day immediately preceding the date of purchase, or on the open market at the market price at the time of purchase, and such additional shares shall be credited to the Brokerage Account.

     9.3 A Participant may receive all, but not less than all, the Shares of Stock in his Brokerage Account at any time by completing a written request therefor and filing it with the Designated Person.

     9.4 Notwithstanding the preceding provisions of this Article or any other provision to the contrary, no Shares shall be purchased hereunder or credited to the Brokerage Account until the Plan is approved by the stockholders of the Company as provided in Section 15. 1.

                 ARTICLE 10 - EVIDENCE OF OWNERSHIP OF SHARES

     Following the Ending Date of each Offering, the Shares that are purchased by each Participant shall be recorded in book entry form and credited to the Brokerage Account.

                            ARTICLE 11 - WITHDRAWAL

     11.1 A Participant may "Withdraw" from an Offering, in whole but not in part, by notifying the Designated Person, in writing on a form acceptable to the Committee, in which event (i) the Participant's payroll deductions shall stop as soon as is reasonably practicable following receipt of such notice by the Designated Person, (ii) the Company shall refund the amount credited to the Participant's Payroll Deduction Account as soon as reasonably practicable, and
(iii) no Shares shall be purchased on behalf of the Participant with respect to such Offering. The notice described in this Section must be received by the Designated Person prior to the deadline set by the Committee, provided that if the Committee fails to set such a deadline, such notice must be received by the Ending Date (or the immediately preceding business day if the Ending Date is not a business day).

     11.2 An eligible employee who has previously withdrawn from the Plan may re-enter by complying with the Participation requirements. Upon compliance with such requirements, an employee's re-entry into the Plan will be effective as of the Commencement Date coinciding with or next following the satisfaction of such requirements.

     11.3 As soon as reasonably practicable after a Participant has withdrawn from the Plan, the Company will have a stock certificate issued to the Participant or his designee for any whole Shares credited to the Brokerage Account on his behalf.

                     ARTICLE 12 - RIGHTS NOT TRANSFERABLE

     No Participant shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber such Participant's interest in the Payroll Deduction Account or any rights to purchase or to receive Shares under the Plan other than by will or the laws of descent and distribution, and such rights and interests shall not be subject to a Participant's debts, contracts, or liabilities. If a Participant purports to make a transfer, or a third party makes a claim in respect of a Participant's rights or interests, whether by garnishment, levy, attachment or otherwise, such purported transfer or claim shall be treated as a Withdrawal.

                    ARTICLE 13 - TERMINATION OF EMPLOYMENT

     As soon as reasonably practicable following termination of a Participant's employment with the Company or any of its Subsidiaries for any reason whatsoever, including, but not limited to, by reason of death, disability or retirement, (i) the amount credited to the Payroll Deduction Account on behalf of the Participant shall be returned to the Participant or the Participant's Beneficiary, as the case may be, subject to Section 15.1 and (ii) the Participant's interest in the Brokerage Account shall be liquidated in the manner described below. As part of the procedure to liquidate the Participant's interest in the Brokerage Account, a certificate for the whole Shares credited to the Brokerage Account on his behalf will be issued to the Participant.

                          ARTICLE 14 - ADMINISTRATION

     The Plan shall be administered by the Committee, which may engage such persons, entities or agents as it shall deem advisable to assist in the administration of the Plan. A majority of the members of the Committee shall constitute a quorum and the acts of a majority of the members present at a meeting or the consent in writing signed by all the members of the Committee shall constitute the acts of the Committee. The Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive, and binding upon all parties, including the Company, the Participants and any and all persons that claim rights or interests under or through a Participant. The Committee may delegate all or part of its authority to one or more of its members.

                         AMENDMENT 15 - MISCELLANEOUS

     15.1 Approval of the Plan. Notwithstanding any provision in this Plan to the contrary, if the Plan is not approved by the Stockholders of' the Company within twelve ( 12) months after the Effective Date of the Plan, the balance of each Participant's Payroll Deduction Account shall be refunded in its entirety, without interest, as soon as reasonably practicable. If an eligible employee terminates employment after the Ending Date of any Offering but prior to the approval of the Plan by the stockholders of the Company, then such employee may elect in writing, on a form acceptable to the Committee, which form must be received by the Designated Person by the deadline set by the Committee, to have the balance credited to the Payroll Deduction Account on his behalf as of any Such Ending Date retained and applied to purchase Shares following the subsequent approval of the Plan by the stockholders of' the Company, or returned to the employee at a later date in the event the stockholders do not approve the Plan. If such election is not timely made or if such employee elects to receive cash, such employee shall receive the balance credited to the Payroll Deduction Account on his behalf as of any such Ending Date as soon as reasonably practicable after the passage of such deadline for making such election.

     15.2 Amendment or Discontinuance of the Plan. The Board shall have the right to amend, modify or terminate the Plan at any time without notice, provided that (i) no Participant's existing rights under any Offering that is in progress may be adversely affected thereby, and (ii) in the event that the Board desires to retain the favorable tax treatment under Sections 421 and 423 of the Code. no such amendment of the Plan shall increase the number of Shares that were reserved for issuance hereunder unless the Company's stockholders approve such an increase.

     15.3 Changes in Capitalization. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation; offerings of rights, or any other change in the capital structure of the Company, the number, kind and price of the Shares that are available for purchase under the Plan and the number of Shares that an employee is entitled to purchase shall be automatically adjusted to reflect the change in Capital structure; provided, however, that the Board shall retain the right to modify any such adjustment in the manner it deems appropriate.

     15.4 Notices. All notices or other communications by a Participant under or in connection with the Plan, including but not limited to Enrollment Agreements, shall be deemed to have been duly given when received by the Designated Person in the form specified by the Committee.

     15.5 Termination of the Plan. This Plan shall terminate at the earliest of the following:

          (a) The date of the filing of a "Statement of Intent to Dissolve" by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations affiliated with the Company; or

          (b) The date the Board acts to terminate the Plan; or

          (c) The date when all of the Shares that were reserved for issuance hereunder have been purchased.

     Prior to termination of the Plan, the Company may change the Ending Date of a pending Offering. Upon termination of the Plan, the Company shall refund to each Participant the remaining amount credited to each Participant's Payroll Deduction Account after all purchases have been made.

     15.6 Notice of and Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide Shares for investment and not for resale. The Company does not, however, intend to restrict or influence the conduct of any employee's affairs beyond established Company policies. A current or former Participant may, therefore, sell Shares that are purchased under the Plan at any time at his expense, subject to compliance with any applicable federal or state securities laws and Company policies. Each current and former Participant assumes the risk of any market fluctuations in the price of the Shares. Each current or former Participant must notify the Company of any disposition of Shares purchased under this Plan that is described in Section 423(a)(I) of the Code, which is any disposition within two years after the date of grant of the option to purchase or any disposition within one year after the transfer of the Shares to him.

     15.7 Governmental Regulation. The Company's obligation to sell and deliver Shares under this Plan is subject to any governmental approval that is required in connection with the authorization, issuance or sale of such Shares.

     15.8 No Employment Rights. This Plan does not, directly or indirectly, create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

     15.9 Governing Law. The law of the State of Maryland shall govern all matters that relate to this Plan except to the extent it is superseded by the laws of the United States.

     15.10 Text of Plan Documents Controls. Titles of Articles and Sections in this Plan are inserted for convenience of reference only and in the event of any conflict, the text of this instrument, rather than such titles, shall control.

     15.11 Non-gender Clause. Any words herein used in the masculine shall be read and be construed in the feminine where they would so apply. Words in the singular shall be read and be construed as though used in the plural in all cases where they would so apply.

                                                                       EXHIBIT B

                                OPTELECOM, INC.

                     2000 NON-QUALIFIED STOCK OPTION PLAN


                                   Article I
                                  Definitions

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a)  "Board" shall mean the Board of Directors of the Company.

     (b)  "Committee" shall mean the Compensation Committee of the Board.

     (c)  "Company" shall mean Optelecom, Inc.

     (d) "Fair Market Value" on any day shall mean the closing bid price of the Stock on that day as reported on the National Association of Securities Dealers Automated Quotation Service ("NASDAQ") or, if the Stock is traded on a national securities exchange, the last reported trade price on that day. If the Stock at any time is neither quoted on NASDAQ nor traded on a national securities exchange, "Fair Market Value" shall be determined in good faith by the Committee.

     (e) "Non-Qualified Stock Option" shall mean a non-statutory option that is taxable under Title 26, Subtitle A, Chapter 1, Subchapter B, Part 11, Section 83 of the Internal Revenue Code.

     (f) "Option" shall mean any Non-Qualified Stock Option to purchase Stock that is granted pursuant to the provisions hereof.

     (g) "Optionee" shall mean any person who is granted an Option under the Plan.

     (h) "Plan" shall mean the Optelecom, Inc. 2000 Non-Qualified Stock Option Plan, effective as of April 1 , 2000, as amended from time to time, the terms of which are set forth herein.

     (i) "Restricted Stock" shall mean Shares that contain restrictions pursuant to Article IX of this Plan.

     (j)  "Shares" shall mean shares of the Stock.

     (k) "Stock" shall mean the common stock of the Company or, in the event that the outstanding shares of common stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, "Stock" shall mean such other stock or security.

     (l) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock hereunder.

     (m) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company.

                                  Article II
                                   The Plan

     2.1  Name.  This Plan shall be known as the "Optelecom, Inc. 2000  Non-
     ----------
Qualified Stock Option Plan".

     2.2  Purpose.  The purpose of the Plan is to advance the interests of the
     -------------
Company and its Subsidiaries by encouraging and enabling the acquisition of a financial interest in the Company by officers and other key employees of the Company. In addition, the Plan is intended to aid the Company and its Subsidiaries in attracting and retaining employees, to stimulate the efforts of such employees on behalf of the Company and its Subsidiaries and to strengthen their desire to remain in the employ of the Company and its Subsidiaries.

     2.3  Term of the Plan.  The Plan shall be effective as of April 1, 2000,
     ----------------------
subject to approval by the holders of a majority of the shares of stock of the Company entitled to vote at a meeting of the shareholders, within twelve (12) months of the effective date, and all Options granted prior to such approval shall be subject to such approval. The Plan shall terminate on March 31, 2010, or on such earlier date as may be determined by the Board. Termination of the Plan, however, shall not affect the rights of Optionees under Options theretofore granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

                                  Article III
                                 Participants

     Options may be granted to such employees of the Company or its Subsidiaries as the Committee shall select from time to time. The Committee may grant Options to any eligible person in accordance with such determinations as the Committee, in its sole discretion, shall make. Any eligible person may hold more than one Option.

                                  Article IV
                                Administration

     4.1  Duties and Powers of Committee.  The Plan shall be administered by the
     ------------------------------------
Committee that shall consist of not less than three non-employee directors of the Company. Notwithstanding the above, at any time that the Company has less than three non-employee directors, the Committee shall consist of such lesser number of non-employee directors. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from among eligible persons those to whom and the time or times at which (a) Options may be granted and the number of shares of Stock that shall be subject to each Option and/or (b) Restricted Stock shall be granted and the number of such shares that will be granted to each such person and all other terms and conditions related to such Restricted Stock. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the details and provisions of each Stock Option Agreement and Restricted Stock Award Agreement, and to make all other determinations necessary or advisable in the administration of the Plan

     4.2  Majority Rule.  A majority of the members of the Committee shall
     -------------------
constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all of the members of the Committee shall constitute the action of the Committee.

     4.3  Company Assistance.  The Company shall supply full and timely
     ------------------------
information to the Committee on all matters relating to eligible persons, including their death, retirement, disability or other termination of service to the Company and its Subsidiaries, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   Article V
                        Shares of Stock Subject to Plan

     5.1  Shares Subject to Plan.  The Stock to be subject to Options under the
     ----------------------------
Plan shall be shares of the Company's Common Stock having par value of $.03 per share, either authorized and unissued or treasury shares. The total of the maximum number of shares of Stock for which Options may be granted and the maximum number of shares of Restricted Stock that may be granted shall not exceed an aggregate of 300,000 shares, subject to adjustment in accordance with the terms of Article 5.2 hereof. The shares subject to the unexercised portion of any terminated or expired Options under the Plan may again be subjected to Options under the Plan.

     5.2  Adjustments.  In the event that the outstanding shares of Stock are
     -----------------
hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

          (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately;

          (b) Rights under outstanding Options granted hereunder, both as to the number of subject shares and the option price, shall be adjusted appropriately; and

          (c) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation is involved, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his Option in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                  Article VI
                                 Stock Options

     6.1  Option Grant and Agreement.  Each Option granted hereunder shall be
     --------------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company, which Agreement shall set forth such terms and conditions as may be determined by the Committee to be consistent with the Plan. Options may be granted to employees of the Company and its Subsidiaries. Each Option must be granted within ten (10) years from the effective date of the Plan.

     6.2  Option Price.
     ------------------

     (a) The Option Price per share of the Stock subject to each Option shall be determined by the Committee, but the per share price shall not be less than 50% of the Fair Market Value of the Stock on the date the Option is granted. Notwithstanding the above, if the Option is granted pursuant to Article VII, the exercise price shall be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

     (b) If the Committee grants an Option at a price less than 85% of its Fair Market Value on the specified date, the Committee shall include in the minutes of the meeting at which it approved such grant, or in the written consent of the Committee which evidences the approval of the grant, its reasons for selecting such lesser Option price.

     6.3  Term of Option.  Each Option shall expire at the earlier of (a) the
     --------------------
date five (5) years after the date of grant, as determined pursuant to Article
6.1 hereof; (b) thirty (30) days after an Optionee's employment is terminated as a result of a layoff; (c) the first date when the Optionee is no longer an employee of the Company or any Subsidiary by reason of such Optionee's voluntary termination; or (d) the date notice is given to an Optionee that such Optionee is being terminated for cause. A termination shall not be deemed voluntary if it results from the employee's death or disability. For purposes of this Plan, "disability" shall mean a medically-determinable physical or mental impairment which can be expected to result in death or has lasted (or can be expected to last) for a continuous period of not less than 12 months and which renders the Optionee unable to reasonably perform those functions for the Company (or any Subsidiary) for which he was responsible immediately prior to such disability.

     6.4  Exercise or Option.
     -----------------------

     (a) Except as set forth below, each Option granted hereunder shall become exercisable in installments as follows:

               (i) Commencing with the date one year from the granting of an Option, to the extent of 25% of the total number of shares subject to the Option; and

               (ii) Commencing with the date two years from the granting of an Option, to the extent of an additional 25% of the total number of shares subject to the Option; and

               (iii) Commencing with the date three years from the granting of an Option, to the extent of an additional 25% of the total number of shares subject to the Option; and

               (iv) Commencing with the date four years from the granting of the Option, to the extent of the remaining 25% of the total number of shares subject to the Option.

     To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period. The Committee may in its sole discretion waive any or all of the time periods for exercise of Options or provide for different exercise times, whether more or less stringent. Such waivers or variations shall be for individual cases as the Committee determines, and no waiver or variance shall be deemed precedent for any other Option.

          (b) In no event shall any Option be exercisable more than five years from the date the Option is granted.

          (c) Subject to the provisions hereof, an Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable, by delivery to the Company of a completed exercise form, together with payment of the exercise price.

          (d) The exercise price shall be paid to the Company in cash or by check acceptable to the Company.

          (e) In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of any Optionee resulting from such exercise.

     6.5  Nontransferability of Option.
     ---------------------------------

     (a) No Option shall be transferred by the Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, the Option shall be exercisable only by him.

     (b) No transfer of an Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the conditions of such Option.

     6.6  Rights as Shareholder
     --------------------------

     An Optionee or a transferee of an Option shall have no rights as a stockholder prior to the purchase of such shares by exercise of such Option as provided herein.

                                  Article VII
                   Options Linked to Performance Incentives

     The Committee shall have the right, from time to time, to establish individual performance programs that are linked to Options under the Plan. Each performance program shall contain the following elements:

     (a)  It shall be in writing.

     (b)  It shall state specific goals for that employee.

     (c) It shall state the beginning and ending date of the performance measurement period.

     (d) It shall state the number of shares related to accomplishment of each goal.

     (e) At the end of the performance measurement period, management will evaluate the employee's performance and determine what percent of each goal the employee has accomplished. Management will apply each such percentage to the number of shares related to such goal.

     (f) The Committee shall grant an Option to the employee based on management's evaluation as set forth in items (d) and (e) above.

     (g) The Stock Option Agreement shall be identical to all other Stock Option Agreements issued pursuant to this Plan except that the exercise price shall be the market price (or a specified percentage of the market price) on the beginning date of the performance measurement period.

                                 Article VIII
                              Stock Certificates

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall, in its sole discretion, deem necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience.

                                  Article IX
                               Restricted Stock

     9.1  Grants. The Committee may, from time to time in its discretion, grant
     ------------
Restricted Stock to such employees of the Company or its Subsidiaries as it shall select ("Employees") and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by a Restricted Stock Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Restricted Stock Award Agreement.

     9.2  Restricted Period; Lapse of Restrictions. At the time a grant of
     ---------------------------------------------
Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one (1) year. Subject to the other provisions of this Article IX at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Employee. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, disability or retirement of the Employee to whom Restricted Stock is granted or
(b) the occurrence of a Change in Control. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

     9.3  Rights of Holder; Limitations Thereon. Upon a grant of Restricted
     -------------------------------------------
Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's name and shall be held in custody by the Company or a bank selected by the Company for the Employee's account. Following such registration, the Employee shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that, the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

     (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of all other conditions prescribed by the Committee;

     (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of all other conditions prescribed by the Committee including, without limitation, restrictions under applicable Federal or state securities laws; and

     (c) Subject to any conditions for incremental lapse of restrictions pursuant to Article 9.2, all of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Employee has remained a full-time employee of the Company or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Employee, and shall, in accordance with Section 5.1 again be available for grant hereunder.

     With respect to any Shares received as a result of adjustments under
Section 5.2 and any Shares received with respect to cash dividends declared on Restricted Stock, the Employee shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article IX.

     9.4  Delivery of Unrestricted Shares. Upon the expiration or termination of
     -------------------------------------
the Restricted Period for any Shares of Restricted Stock and the satisfaction of all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 6.4.

                                   Article X
                          Securities Act Requirements

     10.1  Registration or Exemption.  Shares of Stock purchased under the Plan
     --------------------------------
may not be sold or otherwise disposed of except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act, and (ii) in compliance with state securities laws. The Company reserves the right to seek registration of the Plan or to rely on an applicable exemption from such registration. In the event that sales of securities under this Plan are determined to be exempt from registration under the Securities Act of 1933, any resale of such securities by the Optionee shall be restricted in accordance with Rule 144 of the Act.

     10.2  Investor Representations.  Upon issuance of Stock to an Optionee or
     -------------------------------
to his heirs, the recipient of such Stock shall, if so required by the Company, represent that the shares of Stock are taken for investment purposes and not resale, except in accordance with Rule 144 of the Act, and shall make such other representations as may be necessary to qualify the issuance of shares as exempt from the Act. The Company reserves the right to place a legend on any Stock certificate issued pursuant to the Plan to assure compliance with this paragraph. No shares of Stock shall be required to be distributed until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933 or any other then applicable securities law.

                                  Article XI
                               Change in Control

     11.1  Notwithstanding any other provision of the Plan, upon the occurrence
     ----
of a Change in Control (as defined in Article 11.3), all restrictions on restricted stock shall immediately lapse and the Restricted Stock shall vest in the Employee, all Options then outstanding under the Plan shall become immediately exercisable in full for the remainder of their terms and each Optionee shall have the right for a period of 30 days following a Change in Control, to require the Company to purchase his outstanding Options for cash at the aggregate Acceleration Price (as defined in Article 11.2) for all shares of Stock subject to such Options held by such Optionee; provided, however, that, if then permitted or required under rulings or regulations of the Securities and Exchange Commission, Optionees shall have the right to exercise outstanding Options or require the Company to purchase such Options only if at least six (6) months have elapsed between the date of grant of such Options and the Change in Control date.

     11.2  The "Acceleration Price" shall be the excess of the highest of the
     ----
following over each applicable Option price per share (as the same may be adjusted from time to time pursuant to Article 5.2) on the Change in Control date: (i) the highest reported ask price of the Stock, as reported on NASDAQ or the principal securities exchange or market upon which the Stock is then listed or traded, on or within the 60 days prior to and including the Change in Control date; (ii) the highest purchase or sale price of the Stock reported in a
Schedule 13D or an amendment thereto as paid or received on or within the 60 days prior to and including the Change in Control date; (iii) the highest tender offer price paid or offered for the Stock on or within the 60 days prior to and including the Change in Control date; and (iv) the highest cash merger or similar price paid or offered for the Stock on or within the 60 days prior to and including the Change in Control date.

     11.3  A "Change in Control" (and the Change in Control date) shall be the
     ----
occurrence of any one of the following events (certain defined terms used in this Article 11.3 are defined in Article 11.4): (i) the first day of receipt by the Company of Schedule 13D, any amendment thereto or notice of a public announcement confirming that any Person (other than any employee benefit plan of the Company or of any Subsidiary of the Company or any Person organized, appointed or established pursuant to the terms of any such benefit plan or any Person who is an Optionee), together with his Affiliates or Associates, is or becomes the Beneficial Owner of securities representing at least 20% of the combined voting power of the Company, unless such ownership is approved by the Continuing Directors prior to ownership; (ii) the first day on which two or more of the members of the Board are not Continuing Directors; (iii) the day on which the stockholders of the Company approve (a) any business combination, consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Stock immediately prior the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company unless, in either case, such transaction is approved by the Continuing Directors prior to submission for such stockholder approval; or (iv) the day on which the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company, unless approved by the Continuing Directors prior to submission for such stockholder approval.

     11.4  For purposes of this Article XI:  (i) a "Person" shall mean any
     ----
individual, firm, corporation, partnership, trust or other entity; (ii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act; (iii) a Person shall be a "Beneficial Owner" of securities (a) which such Person beneficially owns, directly or indirectly, or (b) which such Person has the right to acquire (whether such right is exercisable immediately or only with the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants, Options or otherwise, other than if such Person acquires or has the right to acquire such securities as an underwriter, broker, dealer or selling group member in connection with the public or private distribution of such securities pursuant to an underwriting or similar agreement with the Company; and (iv) "Continuing Directors" means any member of the Board who was a member of the Board on April 1, 2000, and any successor of a Continuing Director who is recommended or elected to succeed the Continuing Director by a majority of the remaining Continuing Directors.

     11.5  The Committee shall not have authority to modify the time when
     ----
Options may be exercised under this Article XI.

                                  Article XII
                 Amendment, Suspension and Termination of Plan

     The Board shall have the right to amend, suspend or terminate the Plan or any portion hereof at any time; provided, however, that stockholder approval of any amendment to the Plan shall also be obtained if (a) then required by (i) rulings or regulations of the Securities and Exchange Commission in order for the Plan to remain qualified under Rule 16b-3 (or any successor provision) under the Exchange Act, or (ii) the quotation or listing requirements of NASDAQ or any principal securities exchange or market on which the Stock is then traded in order to maintain the Stock's quotation or listing thereon; (b) such amendment materially modifies the eligibility requirements as provided in Article III; (c) such amendment increases the total number of shares of Stock which may be purchased pursuant to the exercise of Options granted under the Plan as provided in Article V or the grant of shares of Restricted Stock as provided in Article IX; or (d) such amendment reduces the minimum Option price per share at which Options may be granted to less than 50% of the fair market value of the Stock, as provided in Article 6.2. No amendment, suspension or termination of the Plan shall alter, impair or adversely affect any of the rights, benefits or obligations of any Optionee under any outstanding Option previously granted thereto, unless the written consent of such Optionee is obtained.

                                 Article XIII
                                 Miscellaneous

     13.1  Powers of Company Not Affected.  The existence of the Plan or any
     ------------------------------------
Options granted under the Plan (including the Stock Option Agreement or instruments evidencing such Options) or any Restricted Stock granted under the Plan (including any Restricted Stock Award Agreement relating thereto) shall not affect in any way the right or power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger, consolidation or business combination of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights of the holders thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     13.2  Corporate Mergers and Other Consolidations.  The Committee may also
     ------------------------------------------------
grant options having terms and provisions which vary from those specified in the Plan, provided that any options granted pursuant to this Article 13.2 are granted in substitution for, or in connection with the assumption of, existing options or similar rights granted by another corporation and assumed or otherwise agreed to be provided for the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition, business combination or other reorganization to which the Company or a Subsidiary is a party.

     13.3  Employment.  Nothing in the Plan or in any Option granted hereunder
     -----------------
or in any Stock Option Agreement relating thereto, or in any Restricted Stock or in any Restricted Stock Award Agreement relating thereto shall confer upon any Optionee or any recipient of any Restricted Stock the right to continue in the employ of the Company or any Subsidiary.

     13.4  Other Compensation Plans.  The adoption of the Plan shall not
     -------------------------------
preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     13.5  Plan Binding on Successors.  The Plan shall be binding upon the
     ---------------------------------
successors and assigns of the Company.

     13.6  Singular, Plural; Gender.  Whenever used herein, nouns in the
     -------------------------------
singular shall include the plural, and the masculine pronoun shall include the feminine gender.

     13.7  Headings, Etc., No Part of Plan.  Headings of Articles and Sections
     -------------------------------------
hereof are inserted for convenience and reference; they constitute no part of the Plan.

                                OPTELECOM, INC
                              BOARD OF DIRECTORS
                                   PROXY FOR
                                ANNUAL MEETING

     The undersigned hereby appoints Edmund D. Ludwig and Carl Rubbo Jr. or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom, Inc.

                           1. To elect the nominees as directors of the Company.

                              Nominees for a three-year term ending in 2003:
[_]  FOR
                                   Mr. Clyde A. Heintzelman
                                   Mr. Pradeep Wahi
[_]  WITHHOLD AUTHORITY
                              Nominee for a one-year term ending in 2001:

                                   Mr. David Lipinski

                              To withhold authority to vote for an individual nominee, write that nominee's name on the line below.

                              -----------------------

FOR    AGAINST  ABSTAIN

[_]      [_]      [_]      2. To approve the Optelecom, Inc. Employee Stock
                              Purchase Plan.

[_]      [_]      [_]      3. To approve the Optelecom, Inc. 2000 Non-Qualified
                              Stock Option Plan.

[_]      [_]      [_]      4. To transact such other business as may properly
                              before the meeting.

In the absence of instructions, shares represented by this proxy will be voted in favor of all proposals.

Receipt of the notice of the meeting, the proxy statement and the annual report of the company for the year ended December 31, 1999 is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.

_______________________________L.S.            ____________________________L.S.

Dated: ________________, 2000

NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.